Exhibit 99.1

MCG Capital Corporation 1100 Wilson Boulevard Suite 3000 Arlington, VA 22209 (703) 247-7500 (703) 247-7505 (FAX) MCGCapital.com	PRESS RELEASE Contact: Michael McDonnell (703) 247-7500 MMcdonnell@MCGCapital.com

FOR IMMEDIATE RELEASE

MCG Capital Corporation Reports Third Quarter and Year-To-Date 2006 Results

MCG will host a conference call today at 10:00 am ET

ARLINGTON, VA – October 31, 2006 – MCG Capital Corporation (Nasdaq: MCGC) announced today its results for the quarter and nine months ended September 30, 2006.

Highlights:

	Q3 2006		Q3 2005		% change	YTD 2006		YTD 2005		% change
Operating income	$40.9	M	$28.4	M	+44%	$113.8	M	$86.6	M	+31%
Net operating income	$20.1	M	$12.9	M	+56%	$59.7	M	$43.8	M	+36%
Net income	$22.1	M	$16.7	M	+32%	$71.4	M	$49.6	M	+44%
EPS	$0.42		$0.34		+24%	$1.34		$1.05		+28%
Gross originations and advances	$262.5	M	$92.5	M	+184%	$467.8	M	$356.2	M	+31%
Net increase in investment portfolio	$119.6	M	$14.0	M	+754%	$109.6	M	$58.5	M	+87%

•	Results for the third quarter of 2006 include approximately $2.2 million of severance expenses, $1.0 million of expenses related to professional fees incurred in connection with the independent review as disclosed in our Form 8-K filed September 21, 2006, and approximately $1.2 million of total debt cost amortization expense in connection with our Series 2004-1 Notes which were redeemed during the quarter

•	As of September 30, 2006, MCG’s investment portfolio totaled $1.207 billion and net asset value per share was $12.67

In addition, MCG announced today that its Board of Directors has declared a dividend of $0.42 per share for the fourth quarter of 2006. The actual tax characteristics of this dividend will be reported to each shareholder on a Form 1099.

The dividend is payable as follows:

Record date: November 22, 2006

Payable date: January 30, 2007

Conference call/Webcast/Replay:

MCG Capital will host an investment community conference call today, Tuesday, October 31st at 10:00 a.m. ET. Slides and financial information reviewed in the investor conference call will be available on MCG Capital’s website at http://www.mcgcapital.com prior to the call.

Conference Call:	Today – Tuesday, October 31, 2006 at 10:00 a.m. ET
Dial-in Number:	800/361-0912 or 913/981-5559 for international callers (no access code required)
Live Webcast /Replay:	http://investor.mcgcapital.com
Call Replay:	888/203-1112 or 719/457-0820 for international callers – replay pass code #8629624, through November 10, 2006

MCG Capital Corporation

Press Release

October 31, 2006

Broadview Investment

On September 29, 2006, Broadview Networks Holdings, Inc. (“Broadview”), a competitive local exchange carrier and our largest portfolio company, completed the acquisition of ATX Communications, Inc. (“ATX”), an integrated communications provider serving business customers in the Mid-Atlantic region. Broadview financed the ATX acquisition using a portion of the proceeds from a $210 million offering of 11 3/8% Senior Secured Notes due 2012, which were offered through Rule 144A under the Securities Act of 1933, as amended (the “Bond Offering”). The Bond Offering closed on August 23, 2006. At the time of the Bond Offering, we invested an additional $5.5 million into Broadview and converted all of our subordinated debt investments, which had a fair value of approximately $51 million to preferred equity.

As a result of the transactions discussed above, we hold preferred stock in Broadview which had an aggregate fair value of $114.8 million at September 30, 2006. The preferred stock is convertible into common stock and represents a 58% ownership of the preferred stock and a 52% ownership interest on an as-if converted basis. As of September 30, 2006, our preferred stock investment entitles us to aggregate claims of approximately $230.8 million, prior to any claims by Broadview common shareholders. We are also entitled to accumulating dividends on our preferred stock investment, which accumulate and compound quarterly at an annual rate of 12% on $230.8 million. In future periods, our ability to recognize income related to the accumulating dividends on our preferred stock will be dependent upon the performance and value of Broadview. Any amounts outstanding on the Bond Offering and Broadview’s $25 million revolving credit facility from a third party, which Broadview also obtained during the third quarter of 2006, are payable prior to any payments of preferred claims. We currently do not hold any debt investments in Broadview.

At September 30, 2006, our Broadview investment represented approximately 9.5% of the fair value of our total investments compared to 8.7% of the fair value of our total investments at December 31, 2005. Additionally, our investment in Broadview accounted for $6.8 million and $15.5 million, or 16.8% and 13.6%, of our total operating income for the three months and nine months ended September 30, 2006, respectively, compared to $4.0 million and $13.3, or 14.2% and 15.4%, of our operating income for the three months and nine months ended September 30, 2005, respectively.

Based upon our current investments in Broadview, our future earnings from this investment will all be in the form of accumulating dividend income. These dividends are not payable in cash on a current basis and our ability to recognize these dividends as income on an ongoing basis will be dependent upon the performance and value of Broadview. Further, because accumulating dividends are typically not considered as part of taxable income until they are received in cash, it is possible that our GAAP earnings may exceed our taxable earnings by a significant amount until such time as this investment is liquidated.

Recent Developments

In October 2006, we raised approximately $72.5 million of gross proceeds in a public offering of 4.6 million shares of our common stock. The net proceeds were used to reduce borrowings under our revolving credit facilities. These amounts are available to re-borrow to use to originate investments in middle market, growth oriented private companies and for our general corporate purposes.

During October 2006, our second largest portfolio company, Cleartel Communications, Inc. (“Cleartel”), a competitive local exchange carrier (“CLEC”), acquired Supra Telecom, a Florida-based CLEC. As of September 30, 2006, we held subordinated debt with a fair value of $52.1 million and preferred equity with a fair value of $40.7 million. In conjunction with this acquisition, we invested an additional $18.1 million in Cleartel in the form of subordinated debt and restructured our existing debt investments in Cleartel by extending the maturity dates and modifying the interest rates.

MCG Capital Corporation

Press Release

October 31, 2006

MCG Capital Corporation

Consolidated Balance Sheets

(in thousands, except per share amounts)

	September 30, 2006	December 31, 2005
	(unaudited)
Assets
Cash and cash equivalents	$30,737	$45,626
Cash, securitization accounts	20,718	82,107
Cash, restricted	658	1,977
Investments at fair value
Non-affiliate investments (cost of $631,818 and $733,717, respectively)	654,322	745,757
Affiliate investments (cost of $68,526 and $46,168, respectively)	68,271	46,156
Control investments (cost of $506,808 and $337,372, respectively)	484,593	305,647

Total investments (cost of $1,207,152 and $1,117,257, respectively)	1,207,186	1,097,560
Unearned income on commercial loans	(8,057)	(9,062)

Total investments net of unearned income	1,199,129	1,088,498
Interest receivable	10,665	10,602
Other assets	14,249	15,677

Total assets	$1,276,156	$1,244,487

Liabilities
Borrowings (maturing within one year of $119,843 and $362,435, respectively)	$554,679	$541,119
Interest payable	5,970	5,904
Dividends payable	22,420	20,967
Other liabilities	16,483	10,410

Total liabilities	599,552	578,400

Stockholders’ equity
Preferred stock, par value $.01, authorized 1 share, none issued and outstanding	—	—
Common stock, par value $.01, authorized 200,000 shares on September 30, 2006 and December 31, 2005, 53,382 issued and outstanding on September 30, 2006 and 53,372 issued and outstanding on December 31, 2005	534	534
Paid-in capital	757,531	758,433
Distributions in excess of earnings:
Paid -in capital	(39,219)	(39,219)
Other	(41,378)	(26,784)
Net unrealized appreciation (depreciation) on investments	34	(19,697)
Stockholder loans	(898)	(3,624)
Unearned compensation - restricted stock	—	(3,556)

Total stockholders’ equity	676,604	666,087

Total liabilities and stockholders’ equity	$1,276,156	$1,244,487

Net asset value per common share at period end	$12.67	$12.48

MCG Capital Corporation

Press Release

October 31, 2006

MCG Capital Corporation

Consolidated Statements of Operations (unaudited)

(in thousands, except per share amounts)

	Three Months Ended September 30,		Nine Months Ended September 30,
	2006	2005	2006	2005
Operating income
Interest and dividend income
Non-affiliate investments (less than 5% owned)	$21,164	$17,210	$66,382	$49,995
Affiliate investments (5%to 25% owned)	1,886	1,513	3,847	4,337
Control investments (more than 25% owned)	11,289	7,235	30,023	23,067

Total interest and dividend income	34,339	25,958	100,252	77,399
Advisory fees and other income
Non-affiliate investments (less than 5% owned)	1,933	2,404	6,493	8,588
Affiliate investments (5% to 25% owned)	495	—	1,621	—
Control investments (more than 25% owned)	4,097	12	5,405	660

Total advisory fees and other income	6,525	2,416	13,519	9,248

Total operating income	40,864	28,374	113,771	86,647

Operating expenses
Interest expense	9,808	5,571	27,415	15,208
Employee compensation:
Salaries and benefits	6,667	5,207	16,243	14,442
Long-term incentive compensation	1,249	2,096	3,481	5,422

Total employee compensation	7,916	7,303	19,724	19,864
General and administrative expense	3,076	2,613	6,919	7,767

Total operating expenses	20,800	15,487	54,058	42,839

Net operating income before investment gains and losses and provision for income taxes on investment gains	20,064	12,887	59,713	43,808

Net realized gains (losses) on investments
Non-affiliate investments (less than 5% owned)	—	1,920	693	7,720
Affiliate investments (5% to 25% owned)	—	—	9	(190)
Control investments (more than 25% owned)	(2,243)	(5,196)	(5,149)	13,150

Total net realized gains (losses) on investments	(2,243)	(3,276)	(4,447)	20,680
Net unrealized appreciation (depreciation) on investments
Non-affiliate investments (less than 5% owned)	4,563	3,928	10,464	5,112
Affiliate investments (5% to 25% owned)	(476)	1,307	(244)	3,495
Control investments (more than 25% owned)	185	1,849	9,511	(23,462)

Total net unrealized appreciation (depreciation) on investments	4,272	7,084	19,731	(14,855)

Net investment gains before income taxes on investment gains	2,029	3,808	15,284	5,825
Provision for income taxes on investment gains	23	—	(3,569)	—

Net income	$22,116	$16,695	$71,428	$49,633

Earnings per common share basic and diluted	$0.42	$0.34	$1.34	$1.05
Cash dividends declared per common share	$0.42	$0.42	$1.26	$1.26
Weighted average common shares outstanding	53,281	49,560	53,236	47,287
Weighted average common shares outstanding and dilutive common stock equivalents	53,281	49,563	53,236	47,315

MCG Capital Corporation

Press Release

October 31, 2006

Selected Financial Data

(dollars in thousands)

(unaudited)

	2006 Q3	2006 Q2	2006 Q1	2005 Q4	2005 Q3

Income statement:
Interest and dividend income	$34,339	$33,431	$32,482	$28,867	$25,958
Advisory fees and other income	6,525	1,839	5,155	4,031	2,416

Total operating income	40,864	35,270	37,637	32,898	28,374
Interest expense	9,808	8,695	8,912	7,892	5,571
Salaries & benefits	6,667	4,626	4,950	4,889	5,207
G & A	3,076	1,954	1,889	2,309	2,613

Distributable net operating income (DNOI)	21,313	19,995	21,886	17,808	14,983
Long-term incentive compensation	1,249	1,110	1,122	1,101	2,096

Net operating income before investment gains and losses and provision for income taxes	20,064	18,885	20,764	16,707	12,887
Net investment gains and losses	2,029	7,617	5,638	1,853	3,808
Provision for income taxes	23	(3,592)	—	—	—

Net income	$22,116	$22,910	$26,402	$18,560	$16,695

Reconciliation of distributable net operating income (DNOI) to net operating income:
Net operating income before investment gains and losses and provision for income taxes	$20,064	$18,885	$20,764	$16,707	$12,887
Long-term incentive compensation	1,249	1,110	1,122	1,101	2,096

DNOI	$21,313	$19,995	$21,886	$17,808	$14,983

DNOI per share-record date shares (a)	$0.40	$0.37	$0.41	$0.36	$0.30
Total shares outstanding at the record date (b)	53,382	53,378	53,375	49,922	49,920

Per common share statistics:
Weighted average common shares outstanding	53,281	53,230	53,197	50,550	49,560
Net operating income before investment gains and losses and provision for income taxes per common share - basic and diluted	$0.38	$0.35	$0.39	$0.33	$0.26
Earnings per common share - basic and diluted	0.42	0.43	0.50	0.37	0.34
Net asset value per common share - period end	12.67	12.65	12.59	12.48	12.42
Dividends declared per common share	0.42	0.42	0.42	0.42	0.42

(a)	Distributable net operating income (“DNOI”) is net operating income before investment gains and losses and provision for income taxes plus long-term incentive compensation, which includes non-cash amortization expense associated with certain restricted shares and the expense associated with the dividends on performance based restricted shares and shares securing employee loans (which are shown as compensation expense for GAAP purposes.) DNOI per share is computed based on common shares outstanding subject to dividends which include shares that are still subject to forfeiture provisions. The shares related to restricted stock awards for which forfeiture provisions have not lapsed total 362, 208, 177, 147 and 100 for the three months ended September 30, 2005, December 31, 2005, March 31, 2006, June 30, 2006 and September 30, 2006, respectively. These unvested shares are excluded from common shares outstanding as disclosed in the Consolidated Statements of Operations but are issued, outstanding and subject to receipt of dividend. Distributable net operating income is a non-GAAP financial measure. Management believes that distributable net operating income is a meaningful measure of amounts from operations that may be distributable to shareholders. However, actual distributions may vary and such amounts identified in this table are not intended to represent amounts we will actually distribute in future periods.
(b)	MCG uses record date shares for the calculation of DNOI per share. Record date shares represent the total shares outstanding at the record date for which the dividend is paid. For all other calculations, we use weighted average common shares outstanding as computed for GAAP purposes.

MCG Capital Corporation

Press Release

October 31, 2006

Selected Financial Data

(dollars in thousands)

(unaudited)

	2006 Q3	2006 Q2	2006 Q1	2005 Q4	2005 Q3

Selected average balance sheet statistics:
Return on average total assets (trailing 12 months)
Net operating income before investment gains and losses and provision for income taxes	6.43%	6.04%	6.03%	5.69%	5.08%
Net income	7.57%	7.37%	7.37%	6.42%	6.63%
Average quarterly total assets	$1,206,084	$1,185,552	$1,220,759	$1,141,637	$1,042,816
Return on average equity (trailing 12 months)
Net operating income before investment gains and losses and provision for income taxes	11.66%	10.79%	10.78%	10.19%	9.22%
Net income	13.73%	13.18%	13.16%	11.48%	12.03%
Average quarterly equity	668,115	664,743	658,403	631,370	612,953

Selected period end balance sheet statistics:
Total investment portfolio at fair value	$1,207,186	$1,087,594	$1,105,072	$1,097,560	$938,920
Total assets	1,276,156	1,213,024	1,278,993	1,244,487	1,087,183
Borrowings	554,679	497,618	573,945	541,119	432,913
Total Equity	676,604	675,389	671,810	666,087	620,108
Cash, securitization accounts	20,718	74,342	119,596	82,107	77,868
Period end debt to period end equity	81.98%	73.68%	85.43%	81.24%	69.81%
Period end debt, net of cash, securitization accounts to period end equity	78.92%	62.67%	67.63%	68.91%	57.26%

Income statement statistics:
Yield on average loan portfolio at fair value	12.71%	13.02%	12.71%	11.82%	11.64%
Average LIBOR	5.43%	5.21%	4.76%	4.34%	3.77%
Spread to average LIBOR on average loan portfolio at fair value	7.28%	7.81%	7.95%	7.48%	7.87%
Average quarterly loan portfolio - fair value	$882,543	$867,759	$922,129	$860,258	$783,637
Cost of funds
Average LIBOR	5.43%	5.21%	4.76%	4.34%	3.77%
Spread to LIBOR excluding amortization of deferred debt issuance costs	1.09%	1.03%	0.99%	0.96%	0.82%
Impact of amortization of deferred debt issuance costs	1.18%	0.80%	0.93%	1.19%	0.88%
Total cost of funds	7.70%	7.04%	6.68%	6.49%	5.47%

Other statistics (at period-end):
Number of portfolio companies	90	88	89	91	92
Number of employees (Kagan deconsolidated effective January 1, 2006)	85	79	79	128	131
Loans on non-accrual as a percentage of total debt investments (fair value)	2.93%	3.17%	2.62%	1.36%	1.66%
Loans on non-accrual as a percentage of total investments (fair value)	2.15%	2.56%	2.16%	1.16%	1.40%
Loans past due greater than 60 days as a percentage of total debt investments (fair value)	1.64%	1.36%	1.41%	1.79%	1.85%
Loans past due greater than 60 days and non-accrual loans as a percentage of total debt investments (fair value)	3.15%	3.17%	2.62%	2.81%	3.37%
Loans past due greater than 60 days and non-accrual loans as a percentage of total investments (fair value)	2.31%	2.56%	2.16%	2.45%	2.84%

MCG Capital Corporation

Press Release

October 31, 2006

Selected Financial Data

(dollars in thousands)

(unaudited)

	2006 Q3	2006 Q2	2006 Q1	2005 Q4	2005 Q3

Investment rating: (c)
IR 1 total investments at fair value	$671,848	$508,699	$499,773	$459,012	$335,204
IR 2 total investments at fair value	308,160	330,764	349,703	429,857	373,860
IR 3 total investments at fair value	135,059	166,927	178,604	127,970	147,647
IR 4 total investments at fair value	91,095	80,184	75,849	77,454	79,974
IR 5 total investments at fair value	1,024	1,020	1,143	3,267	2,235

IR 1 percentage of total portfolio	55.8%	46.8%	45.2%	41.8%	35.7%
IR 2 percentage of total portfolio	25.5%	30.4%	31.6%	39.2%	39.8%
IR 3 percentage of total portfolio	11.2%	15.3%	16.2%	11.7%	15.7%
IR 4 percentage of total portfolio	7.5%	7.4%	6.9%	7.0%	8.5%
IR 5 percentage of total portfolio	0.1%	0.1%	0.1%	0.3%	0.3%

New investments by security type
Secured senior debt	$61,211	$32,753	$44,990	$65,940	$35,053
Subordinated debt	91,904	33,002	59,040	111,358	43,329
Preferred equity	108,605 (d)	6,849	21,410	13,498	14,117
Common/Common equivalents equity	790	530	6,708	4,301	—

Total	$262,510	$73,134	$132,148	$195,097	$92,499

Exits and repayments by security type
Secured senior debt	$58,878	$93,808	$105,753	$62,124	$46,733
Subordinated debt	85,172	3,127	20,602	2,141	32,332
Equity	862	1,282	3,802	890	3,234

Total	$144,912	$98,217	$130,157	$65,155	$82,299

Exits and repayments by transaction type
Scheduled principal amortization	$7,712	$7,107	$13,367	$14,200	$8,688
Senior loan sales	13,465	83,144	4,122	3,325	13,272
Principal prepayments	112,825 (d)	4,558	104,808	46,544	51,144
Payment of accrued payment-in-kind interest and dividends	10,111 (d)	3,283	4,058	196	5,961
Sale of equity investments	799	125	3,802	890	3,234

Total	$144,912	$98,217	$130,157	$65,155	$82,299

Composition of investments at period end, fair value
Secured senior debt	$408,827	$407,223	$461,790	$542,981	$536,955
Subordinated debt
Secured	452,566	407,082	386,070	329,498	204,581
Unsecured	24,555	64,832	63,224	61,557	49,978
Preferred equity	265,466	152,640	149,531	126,664	113,736
Common/Common equivalents equity	55,772	55,817	44,457	36,860	33,670

Total	$1,207,186	$1,087,594	$1,105,072	$1,097,560	$938,920

Percentage of investments at period end, fair value
Secured senior debt	33.9%	37.4%	41.8%	49.5%	57.2%
Subordinated debt
Secured	37.5%	37.4%	34.9%	30.0%	21.8%
Unsecured	2.0%	6.0%	5.7%	5.6%	5.3%
Preferred equity	22.0%	14.1%	13.5%	11.5%	12.1%
Common/Common equivalents equity	4.6%	5.1%	4.1%	3.4%	3.6%

Total	100.0%	100.0%	100.0%	100.0%	100.0%

MCG Capital Corporation

Press Release

October 31, 2006

(c)	MCG uses an investment rating system to characterize and monitor our expected level of returns on each investment in our portfolio. We use the following 1 to 5 investment rating scale:

1	Capital gain expected or realized

2	Full return of principal and interest or dividend expected with customer performing in accordance with plan

3	Full return of principal and interest or dividend expected but customer requires closer monitoring

4 Some loss of interest or dividend expected but still expecting an overall positive internal rate of return on the investment

5	Loss of interest or dividend and some loss of principal investment expected which would result in an overall negative internal rate of return on the investment
(d)	Includes approximately $41,460 of sub debt and $9,654 of paid-in-kind interest which was converted to preferred equity during the third quarter of 2006.

2007 Dividend Guidance

For 2007, we currently estimate that our dividends will be at least $1.68 per share. This estimate takes into consideration our estimates of distributable net operating income, capital gains and taxable income for 2007. The tax attributes of our 2007 dividends will be determined after the end of the year and will be reported to shareholders on a Form 1099.

About MCG Capital Corporation

MCG Capital Corporation is a solutions-focused commercial finance company providing financing and advisory services to middle market, growth-oriented companies throughout the United States. Our investment objective is to achieve current income and capital gains. Our capital is generally used by our portfolio companies to finance acquisitions, recapitalizations, management buyouts, organic growth and working capital.

Forward-looking Statements:

This press release contains forward-looking statements (i.e., statements that are not historical fact) describing the Company’s future plans and objectives, such as our expectation to re-deploy cash balances into new investments, or the expected value resulting from a portfolio company’s acquisition. These forward-looking statements are not guarantees of future performance and are subject to risks, uncertainties, and other factors, some of which are beyond our control and difficult to predict and could cause actual results to differ materially from those expressed or forecasted in the forward-looking statements including, without limitation, the risks, uncertainties and other factors we identify from time to time in our filings with the Securities and Exchange Commission, including our Form 10-Ks, Form 10-Qs and Form 8-Ks. Although we believe that the assumptions on which these forward-looking statements are based are reasonable, any of those assumptions could prove to be inaccurate and, as a result, the forward-looking statements based on those assumptions also could be incorrect. In light of these and other uncertainties, the inclusion of a projection or forward-looking statement in this press release should not be regarded as a representation by us that our plans and objectives will be achieved. You should not place undue reliance on these forward-looking statements, which apply only as of the date of this press release. We undertake no obligation to update such statements to reflect subsequent events.